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                                                                    Exhibit 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our reports included in and incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 File No. 33-28344, File No. 33-29113, File No. 33-59045 and File No. 33-59081.





                                                             Arthur Andersen LLP




Boston, Massachusetts,
March 26, 1997